2014 Wells Fargo Energy Symposium December 9, 2014 Driving Distinctive Growth Exhibit 99.2

2 Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the following: execution of our strategy and vision, including organic investments for growth and expansion projects (including the resulting volumetric improvements), acquisition opportunities and commercial opportunities; the results of our efforts to improve operational efficiency and maximize asset utilization; growth in third party business and revenues; possible future logistics asset acquisition opportunities from Tesoro Corporation and its affiliates and the potential EBITDA generated by such assets; EBITDA estimates for Tesoro Logistics and various portions of our businesses (including the EBITDA contribution from completed acquisitions, capital projects and other organic investment); the timing and amount of capital expenditures; expected timeframe for construction projects; the outlook for natural gas production and related pricing in our Rocky Mountain operating areas; expectations regarding our leverage ratio and target debt to EBITDA level; expectations regarding unitholder distribution growth and coverage levels; and other aspects of future performance. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,“ “potential” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our 2013 Annual Report on Form 10-K and our quarterly reports on Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included EBITDA, adjusted EBITDA, and distributable cash flow and results of operations excluding Predecessors, each of which is a non-GAAP financial measure, for the company. Please see the Appendix for the definition and reconciliation of these amounts.

3 Driving Distinctive Growth • Leading provider of upstream and downstream logistics services in Western United States • Distinctive logistics growth strategy for crude oil, natural gas and refined products • Balanced approach through optimization, organic and strategic growth • Strong sponsor support and well-positioned assets Continued delivery of high distribution growth

Overview of Current Assets

	Key Metrics
Crude Oil, refined product and Natural gas pipelines	3,500+ miles
Natural gas throughput capacity	2,900+ MMcf/d
Natural gas inlet processing capacity	1,500+ MMcf/d
High Plains pipeline throughput	100+ MBD
High Plains trucking volume	50+ MBD
Marketing terminal capacity	645+ MBD
Marine terminal capacity	795 MBD
Rail terminal capacity	50 MBD
Dedicated storage capacity	9,200+ MBBLS



Anacortes
Kenai
Bakken
Powder River
Mandan
Green River
Salt Lake City
Denver Julesburg (Niobrara)
Martinez
Uinta
San Juan
Los Angeles

Tesoro Logistics

Gathering
- High Plains crude oil pipelines
- Trucking
- Natural gas gathering pipeline

Processing
- Natural gas processing complex

Terminalling and Transportation
- Northwest Products System pipeline
- Crude oil and refined product terminal
- Marine terminal
- Rail unloading facility
- Pipeline

Tesoro Corporation
- Refinery

4

5 Strategic Initiatives Focus on Stable, Fee- Based Business • Focused fee-based business with long-term minimum commitments • Maintain minimal commodity risk • Provide full-service logistics offering Optimize Existing Asset Base • Improve operational efficiency and maximize asset utilization • Leverage commercial capabilities to expand third-party business • Capture Tesoro volumes moving through non-TLLP assets Pursue Organic Expansion Opportunities • Identify and execute low-risk, high-return growth projects • Invest to capture the full commercial value of logistics assets Grow through Strategic Acquisitions • Pursue attractive opportunities in strategic footprint • Strategically partner with Tesoro for new growth initiatives • Methodically acquire Tesoro assets Execution drives EBITDA growth

6 Competitive Advantage Well-Positioned Assets • High Plains System positioned in core Bakken area • Rockies natural gas system in low cost basins • Southern California system supports high demand market Strategic Sponsorship • Integral to Tesoro’s value chain • Delivers Tesoro’s requirement for advantaged crude oil • Significant opportunity for future acquisitions

7 Tesoro Driven Logistics Opportunities • Marine terminals • Crude oil pipelines • Marine barges • Railcars • Refinery tank terminals • Marine terminals • Rail terminals • Petroleum Coke handling • Refined products distribution terminals • Refined products pipelines • Rail unloading terminals • Truck unloading terminals • Marine terminals Potential drop downs of at least $500 million of EBITDA Product Sales Feedstock Acquisition Inbound Logistics Refining Outbound Logistics

8 Proven Business Model 0 20 40 60 80 100 120 2011 2012 2013 2014 YTD Crude Oil Gathering MBD 0 10 20 30 40 50 2011 2012 2013 2014 YTD Crude Oil Trucking MBD 0 200 400 600 800 1,000 2011 2012 2013 2014 YTD Terminalling MBD 0 100 200 300 400 500 600 700 800 2011 2012 2013 2014 YTD Pipeline Transportation MBD Visible track of growing the business, driving unitholder returns 1 1 1 1 1) YTD Through 9/30/2014 Third-Party Tesoro

9 Track Record of Delivering Value 42 35 84 2011 EBITDA 2012 2013 2014 EBITDA Guidance Expected EBITDA growth of over $250 million since IPO $ in millions 1) CAGR = Compound Annual Growth Rate for 2011 EBITDA through the midpoint of 2014 EBITDA Guidance Note: EBITDA shown is Adjusted EBITDA , which excludes any gain or loss on asset disposals, impairments and inspection and maintenance expenses associated with Northwest Products System and Predecessor results 300-315

10 Strategic Growth Accomplishments 2014 accomplishments drive significant future growth 2014 Accomplishments Expected Annual EBITDA Contribution1 Acquisition of QEP Field Services 250-275 65 MBD High Plains Crude Oil Pipeline Reversal project 25 360,000 barrels of Bakken commercial storage capacity 4 Initial construction of 60 MBD Connolly Gathering System 23 Acquisition of West Coast Logistics Assets 28 1) Expected 2015 EBITDA contribution $ in millions

11 QEP Field Services Transaction • Business acquired December 2, 2014 • Transaction enterprise value of $2.5 billion • Including 58% ownership interest of QEPM • Transaction financing – $1.3 billion from TLLP common equity – $1.3 billion from senior unsecured notes • Natural gas and NGL commodity exposure assumed by Tesoro – Five year contract with annual price adjustment 2015 unitholder accretion expected to be 5%

12 Distinctive Growth Strategy $ in millions 2014 2015 2016 2017 Gathering (Incl. natural gas) 60-65 265-285 310-340 335-395 Processing N/A1 120-140 140-160 150-180 Terminalling and Transportation 260-270 285-315 300-330 310-340 Tesoro Asset Acquisitions N/A2 50-75 100-150 150-225 Expected EBITDA3 300-315 675-765 785-940 900-1,075 1) Expect minimal EBITDA contribution from Processing segment in Q4 2014 2) Expected annual EBITDA contribution of $28 million for the West Coast Logistics assets acquisition 3) Expected EBITDA includes general & administrative expenses that is not allocated to each segment or Tesoro Asset Acquisitions 2017 EBITDA target of $1 billion

13 Gathering • Deliver 2015 expected EBITDA of $265 to $285 million • Expand capacity on High Plains System through organic growth projects • Drive natural gas gathering growth 19 30 37 60-65 265-285 310-340 335-395 2011 2012 2013 2014E 2015E 2016E 2017E Expected EBITDA $ in millions Expand third-party business through full-service logistics offering

14 Crude Oil Gathering • Investing $250 million in crude oil gathering opportunities in 2015 – Complete Connolly Gathering System – Add 50 MBD of additional North- South throughput capacity – Additional rail interconnection points – Expand Bakken Area Storage Hub Lake Sakakawea High Plains Pipeline Third-party pipelines Crude oil flow Third-party rail loading facility Interconnection point (1) Lignite (2) Ramberg (3) Keene (4) Johnson Corner (5) Connolly Station (6) Richey (4) (3) (2) (1) (6) Enbridge Enbridge High Plains Pipeline Map North Dakota (5)

15 Growing Rockies Natural Gas Production • Expected production growth of 15% to 25% through 2017 • Incremental infrastructure required to support production growth • Supportive price environment exists for Rockies supply • Acquired capabilities drive new Bakken opportunities Natural Gas Production Outlook Rockies Operating Areas MMBTU/d 0 400 800 1200 1600 2014 2015 2016 2017 2018 2019 Green River Basin Uinta Vermillion Sources: MHA Petroleum Consultants, Tesoro Logistics internal estimates

16 Natural Gas Gathering • Investing $100 million in natural gas gathering opportunities in 2015 – Add compression to Pinedale system to increase gathering and processing volumes – Add gathering and compression to Vermillion system to increase gathering volumes – Expand Uinta gathering and compression to capture increased production – $400 - $500 million additional opportunities in 2016 - 2019

17 Processing • Deliver 2015 expected EBITDA of $120 to $140 million • Increase utilization through gathering new production and commercial initiatives • Leverage capabilities to provide full-service solutions in Rockies and Bakken 120-140 140-160 150-180 2014E 2015E 2016E 2017E Expected EBITDA $ in millions 1) Expect minimal EBITDA contribution from Processing segment in Q4 2014 1 Balanced approach drives future growth

18 Processing • Identified Opportunities – Increase utilization of Uinta and Pinedale capacity with growing production and commercial capabilities – Potential processing expansion in Uinta and Vermillion to support production growth in 2017-2018

19 Terminalling & Transportation • Deliver 2015 expected EBITDA of $285 to $315 million • Focus organic growth capital within Southern California Distribution System • Increase utilization of assets acquired from Tesoro 27 57 141 260-270 285-315 300-330 310-340 2011 2012 2013 2014E 2015E 2016E 2017E Expected EBITDA $ in millions Strong demand in core West Coast market

20 Terminalling & Transportation • Investing $50 million in 2015 – New Anacortes, WA products terminal – Southern California pipeline interconnects – Evaluating new renewable fuels unit train facility in Southern California

21 Capital Plan Overview 40 60 70 70 160 300 260 250 90 110 100 2014E 2015E 2016E 2017E Capital Spend Total Maintenance Base Growth Natural Gas Growth Note: All capital spend is gross of any Tesoro reimbursements 70 150 200 225 2015E 2016E 2017E 2018E Cumulative EBITDA Organic Investment & Optimization Organic investment of $1.3 billion drives over $200 million of growth $ in millions

22 Financial Discipline Conservative leverage and ample liquidity • $900 million revolver, expandable to $1.5 billion • Expect leverage ratio to return to target range by end of 2015 • Leverage target of 3x to 4x EBITDA Pursue balanced capital structure • Maximize flexibility to fund growth • Issue equity and/or permanent debt to reload revolver Protect and grow distribution • Target prudent distribution coverage of 1.1x • Financial flexibility for continued distribution growth • Intend to continue historical distribution rate Maintain flexibility to achieve strategic objectives and grow distributions

23 Value Proposition to Unitholders 9 17 13 14 16 18 20 23 25 34 36 571 50 51 2Q 1 1 3Q 1 1 4Q 1 1 1Q 1 2 2Q 1 2 3Q 1 2 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 3Q 1 4 10 18 14 14 17 20 26 29 32 48 53 75 70 79 2Q 1 1 3Q 1 1 4Q 1 1 1Q 1 2 2Q 1 2 3Q 1 2 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 3Q 1 4 Adjusted EBITDA $ in millions3 1.35 1.40 1.45 1.51 1.64 1.82 1.89 1.96 2.04 2.18 2.26 2.36 2.46 2.57 2Q 1 1 3Q 1 1 4Q 1 1 1Q 1 2 2Q 1 2 3Q 1 2 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 3Q 1 4 90% Since IPO in 2Q 2011  1.1x Target coverage ratio 1) 1Q14 distributable cash flow excludes $9.7 million proceeds from sale of legacy Boise Terminal 2) CAGR = Compound Annual Growth Rate for 2011 EBITDA through the midpoint of 2014 EBITDA Guidance 3) Adjusted EBITDA excludes any gain or loss on asset disposals and impairments and inspection and maintenance expenses associated with Northwest Products System and Predecessor results Note: See Appendix for definition of EBITDA and distributable cash flow and reconciliation of EBITDA to Net Income Distributions Per LP Unit $ annualized Distributable Cash Flow $ in millions

24 Continuing to Drive Unitholder Value Well-Positioned Assets Stable Cash Flow Experienced Management Team Strong Sponsorship Attractive, Visible Growth Opportunities • Organic growth prospects • Optimization opportunities • Drop down assets • Long-term contracts • Fee-based, inflation protected and fixed minimum commitments • Minimal direct commodity exposure • Successful track record of acquiring and expanding assets • Poised to benefit from Bakken and Rockies crude oil and natural gas production growth • West Coast refined product distribution footprint • Operate critical West Coast import/export facilities • Tesoro committed to logistics driving higher proportion of consolidated EBITDA • Leverage low cost of capital to support growth and value creation

Appendix

Non-GAAP Financial Measures

RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
(In thousands)

	2011					2012					2013					2014			
Tesoro Logistics LP	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	Year
Reconciliation of EBITDA and Distributable Cash Flow to Net Income:																			
Net income	—	$ 7,895	$ 15,127	$ 11,546	$ 34,568	$ 11,556	$ 13,085	$ 15,578	$ 16,572	$ 56,791	$ 18,678	$ 19,173	$ 21,053	$ 20,750	$ 79,654	44,498	32,766	32,315	109,579
Depreciation and amortization expenses	—	1,684	2,017	2,024	5,725	2,001	2,526	2,908	3,534	10,969	4,081	6,338	13,028	13,947	37,394	15,525	16,460	18,091	50,076
Interest and financing costs, net	—	461	601	548	1,610	511	1,039	1,810	5,632	8,992	5,604	6,571	12,284	15,123	39,582	17,747	17,473	28,220	63,440
Interest income	—	—	—	—	—	—	—	—	(48)	(48)	(23)	(470)	—	(9)	(502)	—	—	—	—
EBITDA	—	$ 10,040	$ 17,745	$ 14,118	$ 41,903	$ 14,068	$ 16,650	$ 20,296	$ 25,690	$ 76,704	$ 28,340	$ 31,612	$ 46,365	$ 49,811	$ 156,128	77,770	66,699	78,626	223,095
Loss (gain) on asset disposals and impairments	—	1	—	—	1	—	—	13	278	291	164	—	13	—	177	(4,748)	132	204	(4,412)
Inspection and maintenance costs associated with the Northwest Products System	—	—	—	—	—	—	—	—	—	—	—	—	1,901	3,114	5,015	2,149	2,789	403	5,341
Adjusted EBITDA	—	$ 10,041	$ 17,745	$ 14,118	$ 41,904	$ 14,068	$ 16,650	$ 20,309	$ 25,968	$ 76,995	$ 28,504	$ 31,612	$ 48,279	$ 52,925	$ 161,320	75,171	69,620	79,233	224,024
Interest and financing costs, net	—	(461)	(601)	(548)	(1,610)	(511)	(1,039)	(1,810)	(5,632)	(8,992)	(5,604)	(6,571)	(12,284)	(15,123)	(39,582)	(17,747)	(17,473)	(20,566)	(55,786)
Proceeds from sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,721	—	—	9,721
Maintenance capital expenditures	—	(312)	(260)	(1,172)	(1,744)	70	(1,184)	(3,793)	(3,794)	(8,701)	(1,896)	(4,246)	(3,260)	(4,333)	(13,735)	(1,664)	(4,628)	(13,655)	(19,947)
Reimbursement for maintenance capital expenditures	—	—	8	—	8	—	532	2,396	3,241	6,169	1,183	2,404	767	621	4,975	486	1,011	2,492	3,989
Non-cash unit-based compensation expense	—	123	178	178	479	378	334	151	328	1,191	430	488	490	492	1,900	347	570	442	1,359
Change in deferred revenue	—	—	—	—	—	—	267	(88)	130	309	383	746	(131)	844	1,842	(294)	450	201	357
Interest income	—	—	—	—	—	—	—	—	48	48	23	470	—	9	502	—	—	—	—
Amortization of debt issuance costs and other	—	111	155	154	420	159	225	983	(220)	1,147	416	406	586	703	2,111	787	794	3,322	4,903
Distributable Cash Flow	—	$ 9,502	$ 17,225	$ 12,730	$ 39,457	$ 14,164	$ 15,785	$ 18,148	$ 20,069	$ 68,166	$ 23,439	$ 25,309	$ 34,447	$ 36,138	$ 119,333	$ 66,807	$ 50,344	51,469	168,620

26

Non-GAAP Financial Measures

TESORO LOGISTICS

RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
(In thousands)

	2011					2012					2013					2014			
Predecessors	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	Year
Reconciliation of EBITDA and Distributable Cash Flow to Net Income (Loss):																			
Net income (loss)	$ (9,997)	$ (4,954)	$ (4,826)	$ (4,234)	$ (24,011)	$ (5,647)	$ 301	$ (682)	$ (2,725)	$ (8,753)	(1,746)	$ (7,396)	$ (20,462)	$ (15,107)	$ (44,711)	(1,890)	(2,266)	86	(4,070)
Depreciation and amortization expenses	3,179	1,490	1,152	1,161	$ 6,982	1,171	713	929	786	$ 3,599	388	1,374	3,340	2,380	$ 7,482	440	444	133	1,017
EBITDA	(6,818)	(3,464)	(3,674)	(3,073)	(17,029)	(4,476)	1,014	247	(1,939)	(5,154)	(1,358)	(6,022)	(17,122)	(12,727)	(37,229)	(1,450)	(1,822)	219	(3,053)
Loss on asset disposals and impairments	25	2	—	1	28	236	—	8	—	244	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(6,793)	(3,462)	(3,674)	(3,072)	(17,001)	(4,240)	1,014	255	(1,939)	(4,910)	(1,358)	(6,022)	(17,122)	(12,727)	(37,229)	(1,450)	(1,822)	219	(3,053)
Maintenance capital expenditures	(415)	(303)	(4,494)	(1,936)	(7,148)	(1,014)	(597)	(1,352)	(1,570)	(4,533)	(1,339)	(1,807)	(2,144)	(1,094)	(6,384)	211	(39)	(153)	19
Non-cash unit-based compensation expense	17	16	17	16	66	47	(21)	116	10	152	73	(20)	(23)	64	94	(24)	28	4	8
Distributable Cash Flow	(7,191)	(3,749)	(8,151)	(4,992)	(24,083)	(5,207)	396	(981)	(3,499)	(9,291)	(2,624)	(7,849)	(19,289)	(13,757)	(43,519)	(1,263)	(1,833)	70	(3,026)

	2011					2012					2013					2014			
Combined Consolidated Results	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	4Q	Year	1Q	2Q	3Q	Year
Reconciliation of EBITDA and Distributable Cash Flow to Net Income:																			
Net income	(9,997)	2,941	10,301	7,312	10,557	5,909	13,386	14,896	13,847	48,038	16,932	11,777	591	5,643	34,943	42,608	30,500	32,401	105,509
Depreciation and amortization expenses	3,179	3,174	3,169	3,185	12,707	3,172	3,239	3,837	4,320	14,568	4,469	7,712	16,368	16,327	44,876	15,965	16,904	18,224	51,093
Interest and financing costs, net	—	461	601	548	1,610	511	1,039	1,810	5,632	8,992	5,604	6,571	12,284	15,123	39,582	17,747	17,473	28,220	63,440
Interest income	—	—	—	—	—	—	—	—	(48)	(48)	(23)	(470)	—	(9)	(502)	—	—	—	—
EBITDA	(6,818)	6,576	14,071	11,045	24,874	9,592	17,664	20,543	23,751	71,550	26,982	25,590	29,243	37,084	118,899	76,320	64,877	78,845	220,042
Loss (gain) on asset disposals and impairments	25	3	—	1	29	236	—	21	278	535	164	—	13	—	177	(4,748)	132	204	(4,412)
Inspection and maintenance costs associated with the Northwest Products System	—	—	—	—	—	—	—	—	—	—	—	—	1,901	3,114	5,015	2,149	2,789	403	5,341
Adjusted EBITDA	(6,793)	6,579	14,071	11,046	24,903	9,828	17,664	20,564	24,029	72,085	27,146	25,590	31,157	40,198	124,091	73,721	67,798	79,452	220,971
Interest and financing costs, net	—	(461)	(601)	(548)	(1,610)	(511)	(1,039)	(1,810)	(5,632)	(8,992)	(5,604)	(6,571)	(12,284)	(15,123)	(39,582)	(17,747)	(17,473)	(20,566)	(55,786)
Proceeds from sale of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,721	—	—	9,721
Maintenance capital expenditures	(415)	(615)	(4,754)	(3,108)	(8,892)	(944)	(1,781)	(5,145)	(5,364)	(13,234)	(3,235)	(6,053)	(5,404)	(5,427)	(20,119)	(1,453)	(4,667)	(13,808)	(19,928)
Reimbursement for maintenance capital expenditures	—	—	8	—	8	—	532	2,396	3,241	6,169	1,183	2,404	767	621	4,975	486	1,011	2,492	3,989
Non-cash unit-based compensation expense	17	139	195	194	545	425	313	267	338	1,343	503	468	467	556	1,994	323	598	446	1,367
Change in deferred revenue	—	—	—	—	—	—	267	(88)	130	309	383	746	(131)	844	1,842	(294)	450	201	357
Interest income	—	—	—	—	—	—	—	—	48	48	23	470	—	9	502	—	—	—	—
Amortization of debt issuance costs and other	—	111	155	154	420	159	225	983	(220)	1,147	416	406	586	703	2,111	787	794	3,322	4,903
Distributable Cash Flow	(7,191)	5,753	9,074	7,738	15,374	8,957	16,181	17,167	16,570	58,875	20,815	17,460	15,158	22,381	75,814	65,544	48,511	51,539	165,594

27

28 Non-GAAP Financial Measures (In millions) Unaudited Tesoro Logistics LP Distinctive Growth Strategy Annual EBITDA 2011A Gathering(1) Terminalling and Transportation Net earnings $ 17 $ 23 Add interest and financing costs, net - - Add depreciation and amortization expense 2 4 EBITDA $ 19 $ 27 Gain (loss) on asset disposals and impairments - - Adjusted EBITDA $ 19 $ 27 (In millions) Unaudited Tesoro Logistics LP Distinctive Growth Strategy Annual EBITDA 2012A Gathering(1) Terminalling and Transportation Net earnings $ 27 $ 49 Add interest and financing costs, net - - Add depreciation and amortization expense 3 8 EBITDA $ 30 $ 57 Gain (loss) on asset disposals and impairments - - Adjusted EBITDA $ 30 $ 57 1) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations

29 Non-GAAP Financial Measures (In millions) Unaudited Tesoro Logistics LP Distinctive Growth Strategy Annual EBITDA 2013A Gathering(1) Terminalling and Transportation Net earnings $ 33 $ 103 Add interest and financing costs, net - - Add depreciation and amortization expense 4 33 EBITDA $ 37 $ 136 Gain (loss) on asset disposals and impairments - - Inspection and maintenance costs associated with the Northwest Product System - 5 Adjusted EBITDA $ 37 $ 141 1) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations

Non-GAAP Financial Measures

TESORO LOGISTICS

Reconciliation of Forecasted EBITDA to Forecasted Net Income	QEPFS Assets
	2015E
Forecasted Net Income	$32 - 57
Add: Depreciation and amortization expense	132
Add: Interest and financing costs, net	86
Forecasted Annual EBITDA	$250 - 275

Gathering:

Reconciliation of Forecasted EBITDA to Forecasted Net Income	Tesoro Logistics LP Gathering Segment Forecasted EBITDA			
	2014E	2015E	2016E	2017E
Forecasted Net Income	$54 - 59	$158 - 178	$195 - 225	$206 - 266
Add: Depreciation and amortization expense	6	107	115	129
Forecasted Annual Segment EBITDA (a)	$60 - 65	$265 - 285	$310 - 340	$335 - 395

Terminalling and Transportation:

Reconciliation of Forecasted EBITDA to Forecasted Net Income	Tesoro Logistics LP Terminalling and Transportation Segment Forecasted EBITDA			
	2014E	2015E	2016E	2017E
Forecasted Net Income	$196 -206	$220 - 250	$231 - 261	$238 - 268
Add: Depreciation and amortization expense	64	65	69	72
Forecasted Annual Segment EBITDA (a)	$260 - 270	$285 - 315	$300 - 330	$310 - 340

Processing:

Reconciliation of Forecasted EBITDA to Forecasted Net Income	Tesoro Logistics LP Processing Segment Forecasted EBITDA		
	2015E	2016E	2017E
Forecasted Net Income	$90 - 110	$110 - 130	$120 - 150
Add: Depreciation and amortization expense	30	30	30
Forecasted Annual Segment EBITDA	$120 - 140	$140 - 160	$150 - 180

a) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations.

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31 Non-GAAP Financial Measures Reconciliation of Forecasted annual EBITDA to Forecasted Net Income: Annual EBITDA Contributions from Tesoro Asset Acquisitions 2014E 2015E 2016E 2017E Forecasted Net Income $ 20 $28 - 53 $56 - 106 $84 - 159 Add: Depreciation and amortization expenses 2 2 4 6 Add: Interest and financing costs, net 6 20 40 60 Forecasted Annual EBITDA $ 28 $50 - 75 $100 - 150 $150 - 225 Annual Expected EBITDA: Reconciliation of Forecasted EBITDA to Forecasted Net Income Tesoro Logistics LP Annual Expected EBITDA 2014E 2015E 2016E 2017E Forecasted Net Income $150 - 165 $285 - 375 $361 - 516 $437 - 612 Add depreciation and amortization expense 70 204 218 237 Add interest and financing costs, net 80 186 206 226 Forecasted Annual Segment EBITDA (a) $300 - 315 $675 - 765 $785 - 940 $900 - 1,075 Reconciliation of Forecasted EBITDA to Forecasted Net Income EBITDA from Potential Drop Downs Forecasted Net Income $344 Add depreciation and amortization expense 23 Add interest and financing costs, net 133 Forecasted Annual EBITDA $500 a) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations.

32 Non-GAAP Financial Measures Reconciliation of Forecasted annual EBITDA to Forecasted Net Income: High Plains Crude Oil Pipeline Reversal Project Bakken Commercial Storage Connolly Gathering System Acquisition of West Coast Logistics Assets Forecasted Net Income $ 22 $ 3 $ 12 $ 20 Add: Depreciation and amortization expenses 2 1 7 6 Add: Interest and financing costs, net 1 0 4 2 Forecasted Annual EBITDA $ 25 $ 4 $ 23 $ 28 Reconciliation of Forecasted annual EBITDA to Forecasted Net Income: Cumulative EBITDA from Organic Investments 2015E 2016E 2017E 2018E Forecasted Net Income $ 59 $ 110 $ 133 $ 133 Add: Depreciation and amortization expenses 7 25 42 58 Add: Interest and financing costs, net 4 15 25 34 Forecasted Annual EBITDA $ 70 $ 150 $ 200 $ 225 a) For the purposes of the Gathering, Terminalling & Transportation, and Processing segments, interest expense is only recorded at a consolidated level and is excluded from these reconciliations.

Commercial Agreements with Tesoro

Agreement	Initation Date	Term	Renewals	Fixed Minimum Volume Commitment	Tarrif/Fee Escalators	Termination Provisions: Refinery Shutdown	Termination Provisions: Force Majeure
High Plains Pipeline Transportation Agreement	Apr-11	10 Years	2 x 5 Years	49 mbpd	FERC Index	12 Month notice [2]	Tesoro Logistics can declare (unilateral)
High Plains Trucking Agreement	Apr-11	5 Years [1]	1 x 5 Years	32 mbpd	Market Comp		
Master Terminalling Agreement	Apr-11	10 Years	2 x 5 Years	108 mbpd	CPI		
Salt Lake City Storage Agreement	Apr-11	10 Years	2 x 5 Years	878,000 bbls	CPI		
Salt Lake City Short Haul Pipeline Agreement	Apr-11	10 Years	2 x 5 Years	54 mbpd	CPI		
Martinez Marine Terminal Use and Throughput Agreement	Apr-12	10 Years	2 x 5 Years	65 mbpd	CPI		
Anacortes Track Use and Throughput Agreement	Nov-12	10 Years	2 x 5 Years	40 mbpd	CPI	N/A	
Carson Crude Storage Services Agreement	Jun-13	10 Years	2 x 5 Years	1,920,000 bbls	CPI		
Southern California Master Terminalling Services Agreement	Jun-13	10 Years	2 x 5 Years		CPI		
Terminalling Services (amended Dec - 13)	Jun-13	10 Years	2 x 5 Years	154 mbpd	CPI		
Dedicated Storage (amended Dec - 13)	Jun-13	10 Years	2 x 5 Years	2,927,143 bbls	CPI		
Long Beach Storage Services Agreement	Dec-13	10 Years	2 x 5 Years	1,995,197 bbls	CPI		
Coke Handling Service Agreement	Dec-13	10 Years	2 x 5 Years	2,212 MTPD	CPI		
Long Beach Berth Throughput Agreement (amended Dec-13)	Dec-13	10 Years	2 x 5 Years	295 mbpd	CPI		
Long Beach Pipeline Throughput Agreement (amended Dec - 13)	Dec-13	10 Years	2 x 5 Years	30 mbpd	CPI		
Southern California Pipeline Throughput Agreement	Dec-13	10 Years	2 x 5 Years	458 mbpd	CPI		
Anacortes Terminalling Agreement	Jul-14	10 Years	2 x 5 Years	8 mbpd	CPI		
Anacortes Marine Storage Agreement	Jul-14	10 Years	2 x 5 Years	1,542,000 bbls	CPI		
Martinez Terminalling Agreement	Jul-14	10 Years	2 x 5 Years		CPI		
Terminalling Services	Jul-14	10 Years	2 x 5 Years	25 mbpd	CPI		
Dedicated LPG Storage	Jul-14	10 Years	2 x 5 Years	10,908 bbls	CPI		
Nikiski Terminalling Agreement	Jul-14	10 Years	2 x 5 Years	3 mbpd	CPI		
Tesoro Alaska Pipeline	Sep-14	10 Years	2 x 5 Years	29 mbpd Winter 33 mbpd Summer	RCA		

1) Shorter term primarily reflects typical commercial arrangements
2) Fixed minimum volumes remain in effect during routine turnarounds

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